                                                      D E L A W A R E  G R O U P

                              Small Cap Value Fund

              (Various photos demonstrating service and guidance,
                       professional management and goals)

service and guidance

                     professional management

goals


                                                    1997
                                           Annual Report
                                                  Report


DELAWARE
GROUP
---------

A TRADITION OF SOUND INVESTING

commitment

                              (photo of keyboard)



                          (photo of illustration from
                          Growth of Capital Brochures)

A Commitment
To Our Investors

Delaware Group's investment tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia, a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage variable annuity investments, unit investment trusts and closed-end funds, and offer retirement plan services for individuals and businesses.
        Delaware manages more than $40 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, whose subsidiaries manage more than $120 billion in assets.

Small Cap Value Fund's
Objective

To seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

growth
of capital

December 8, 1997


                                                                      for growth
                                                                      of capital
                                                                           1

Dear Shareholder:

We are delighted to report that Small Cap Value Fund's fiscal 1997 return was one of the highest since your Fund began operating more than 10 years ago. The Fund's yearly results were more than double the average of its peers and higher than both the small and large cap sectors of the U.S. stock market, as shown below.
        Your Fund's A Class shares provided a +36.38% total return with distributions reinvested (capital change plus distributions based on net asset value) for the 12 months ended November 30, 1997, and handily beat the unmanaged Russell 2000 Index, Small Cap Value Fund's benchmark.
        We achieved exceptional success despite increased market volatility, a change in your Fund's portfolio manager and a weak first half performance by many small company stocks. Small Cap Value Fund's return ranked among the top 5% of funds within Lipper Analytical Services' capital appreciation category, a universe of more than 200 funds, for the one-year period ended November 30, 1997.*
        To paraphrase the late journalist Edward R. Murrow, difficulty is an excuse history does not accept. We are pleased to have met our goals in 1997 and built on the Fund's strong long-term record, as shown on page 8.
        Credit sensitive stocks such as those of small banks and real estate investment trusts contributed to Small Cap Value Fund's returns in fiscal 1997. Many of your Fund's transportation and industrial stock selections also performed well. We also benefited by having relatively few stocks in the volatile technology sector.

Small Cap Value Fund provided exceptional results during fiscal 1997 while maintaining an attractive, lower-than-average risk profile.

Average Annual Total Return

----------------------------------------------------------------------------------------------
                                            12 Months Ended          From June 24, 1987**
                                            November 30, 1997        to November 30, 1997
----------------------------------------------------------------------------------------------
Small Cap Value Fund A Class                    +36.38%                    +16.61%
----------------------------------------------------------------------------------------------
Russell 2000 Index                              +23.16%                    +11.62%
Russell 2000 Growth Index                       +14.99%                     +9.31%
Russell 2000 Value Index                        +31.50%                    +13.64%
----------------------------------------------------------------------------------------------
Standard & Poor's 500 Index                     +28.51%                    +14.92%
Lipper Capital Appreciation Fund Average        +18.03% (213 funds)        +11.48% (52 funds)
----------------------------------------------------------------------------------------------
All performance shown above assumes reinvestment of dividends and capital gains. Fund and
Lipper performance is at net asset value without effect of sales charges. Performance for all
Fund classes can be found on page 8. The unmanaged Russell 2000 Index is a measure of small company stocks while the unmanaged S&P 500 Index is a measure of large company stocks. The unmanaged Russell 2000 Growth and Value Indexes reflect Frank Russell Co.'s definition of small company stocks that have growth or value characteristics.
** Fund inception date.

*  Within Lipper's Capital Appreciation Fund Average, Small Cap Value Fund ranked 9th out of
213, 41st out of 120, 28th out of 77 and 8th out of 53 funds, respectively, for the one, three, five and 10-year periods ended November 30, 1997.

for growth
of capital
    2

discipline

        We attribute Small Cap Value Fund's long-term success to a consistent effort to select stocks of small companies that appear undervalued. In our opinion, your Fund management's adherence to this investment discipline has led to an attractive risk profile that is among the lowest of any similarly managed fund tracked by Morningstar (see page 4).
        As mentioned in your Fund's semi-annual report, Christopher S. Beck was named portfolio manager on May 12. On the pages that follow, Mr. Beck explains the Fund's investment strategy and provides an outlook for fiscal 1998.
        During 1997, the portfolio turnover rate and operating expense ratio declined (as shown on page 12) as the Fund benefited from positive cash flow from several thousand new investors. Most of the $2.10 per share capital gain paid to shareholders of record as of December 19, 1997 resulted from sales of stocks that had appreciated to the point where they no longer met the parameters of the Fund's value discipline.
        In the latter half of fiscal 1997, small cap stocks began to enjoy renewed favor with investors. We believe the market environment remains positive for smaller companies' shares because:
* Inflation has been subdued while U.S. interest rates have fallen, providing businesses with an opportunity to obtain attractive financing;
* By lowering the tax rate on long-term capital gains, the 1997 Taxpayer Relief Act provided incentives for investors to build wealth over time; and,
* Increased overseas market and currency volatility has clouded the earnings prospects of some large multinational companies.
        In our opinion, Small Cap Value Fund can play an important role in many asset allocation strategies. We thank you for being among the nearly 20,000 investors who have chosen to make Small Cap Value Fund a component of your investment plan.

Sincerely,

/s/ Wayne A. Stork
-------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
-------------------------------------
Jeffrey J. Nick
President and Chief Executive Officer


New President and CEO

On October 13, 1997, Jeffrey J. Nick was named President and Chief Executive Officer of the Delaware Group of Funds. Mr. Nick has been CEO of Lincoln National Investment Companies since October 1996. He joined Lincoln National Corporation, Delaware's indirect parent, in April 1990, and from 1992 to 1996 he managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a bachelor's degree from Princeton University.

                                                                      for growth
                                                                      of capital
                                                                           3

Portfolio Manager's Review

Sometimes when a new manager assumes leadership of a mutual fund, he or she will make a lot of changes that either reflect preferences for certain industry groups or a modification of a fund's strategy. When I became Small Cap Value Fund's portfolio manager in May, I was pleased with the structure of the Fund - a diverse portfolio that reflected a consistent commitment to a value investment discipline. We remain loyal to that approach.
        Fiscal 1997 was a banner year for small cap stocks. After three years of weak performance, the earnings prospects of many smaller companies appeared more favorable than expected profits at some large multinational companies. This development, coupled with lower U.S. interest rates, declining inflation, and a strong domestic economy, helped lift many small cap stock prices. Increased corporate merger activity also had a significant positive effect on market returns.
        Your Fund successfully rode a wave of investor enthusiasm that benefited many banking, real estate, insurance, transportation and capital goods companies. Since relatively few technology stocks met our value investment criteria, we were significantly underweighted in this volatile sector. This positioning helped the Fund outperform its value peers as well as most funds favoring growth style investments.
        In the 1990s, the U.S. has enjoyed steady economic growth, the unemployment rate has fallen to 4.7% and the inflation rate (1.8%) is half what it was a generation ago. Our federal government's budget deficit has declined substantially, freeing up capital for productive private

(photo of Christopher S. Beck)

Christopher S. Beck began his investment career at Wilmington Trust Co. in 1981. Later, he was director of research at Cypress Capital Management Co. and chief investment officer of the University of Delaware Endowment Fund. Prior to joining Delaware Group, he managed Pitcairn Trust Co.'s small cap value fund. Mr. Beck holds a bachelor's degree from the University of Delaware and an MBA from Lehigh University.

Portfolio Highlights
-----------------------------------------------------------------------------------------------------------
                                                                                             S&P 500 Index
                                                  November 30,           November 30,           as of
                                                     1996                   1997             Nov. 30, 1997
-----------------------------------------------------------------------------------------------------------
Number of Stocks                                      88                     86                  500
Median Market Capitalization                      $484 million           $797 million         $9.3 billion
Median Stock Price-To-Earnings Ratio                12.5x                  13.9x                20.7x
Median Price-To-Book Ratio                          1.74x                  2.05x                5.25x
Dividend Yield (Before Fund Expenses)               1.70%                  1.48%                1.58%
Beta*                                                0.69                   0.60                 1.0
-----------------------------------------------------------------------------------------------------------
The above yield represents the weighted average dividend yield of the Fund's holdings exclusive of transaction costs. Small Cap Value Fund does not pay a regular dividend, but may distribute income generated by the Fund's holdings, typically at year's end. P/E based on analysts' earnings estimates for
1998 as reported by First Call. Beta is a measure of volatility relative to the unmanaged S&P 500 Index for the past three years ended Nov. 30. A number less than 1.0 means a security has fluctuated less in price than the Index. A number more than 1.0 means the security has fluctuated more than the Index.

for growth
of capital
    4

Your Fund's Attractive Risk Profile
Latest Morningstar Risk Scores -- 9/30/97

              Three Years            Five Years             Ten Years
              128 Funds               67 Funds              31 Funds
Small Cap       0.74                    0.67                  0.94
Value Fund
A Class

Small           0.94                    0.86                  1.03
Value Fund
Average


During the past five years, Small Cap Value Fund's risk profile was more than 30% lower than the average of all stock funds evaluated by Morningstar and more than 20% lower than other small company mutual funds.

The average risk factor for all equity funds equals 1.00. Numbers greater than 1.00 indicate more relative risk, less than 1.00 indicates lower relative risk. Past performance does not guarantee future results. To calculate risk, Morningstar concentrates on those months during which a fund underperformed the average return of a three-month U.S. Treasury bill. It adds up the amounts by which a fund fell short of a Treasury bill's return and divides the result by the total number of months in the rating period.


investments. We currently see very little on the horizon that would fundamentally alter these positive long-term trends.

How Stocks Are Selected
Generally, Small Cap Value Fund buys stocks selling near the low end of their historical relative valuations with a three-to-four-year holding period in mind. Investor expectations for value stocks are generally low, so these companies' share prices tend to fluctuate less sharply than growth stocks - those companies that are expected to grow faster than the overall economy. We use research parameters such as:

  *  Examining sales and earnings prospects relative to competitors;
  *  Measuring value with yardsticks appropriate to each industry; and
  *  Analyzing free cash flow.
        Free cash flow - the amount of money a company generates as revenue from operations, after capital expenditures and dividends - tells us how much financial flexibility a business has to expand, meet competitive threats and deal with unexpected economic or financial events.
        Two more characteristics we seek are liquidity and a minimum market capitalization of at least $250 million (share price times the number of shares outstanding). We look for stocks with a daily trading volume of at least 30,000 to 40,000 shares. In our opinion, these traits give your Fund the flexibility to increase or decrease its position without significantly impacting the price of the stock. This, in turn, may help limit risk.
        Our strict adherence to these criteria in an ebullient market, coupled with capital appreciation of stock in the portfolio, led for growth
                                                                      of capital
                                                                           5
strategy

to an increase in the average company size in Small Cap Value Fund's portfolio in fiscal 1997. This is shown in the table on page 3. However, as you can see, the average price-to-earnings ratio (P/E) of stocks in the Fund as of year's end was well below that of larger companies. Also, our stock selections' price-to-book ratio (net worth for accounting purposes) was less than half that of large companies. This indicates the Fund's value focus, and in our opinion, our capital appreciation potential.
        The positive effect of Small Cap Value Fund's strategy can be seen in the line chart below. Since November, 1996, the Fund achieved higher returns with less price volatility than either the Russell 2000 Index or the S&P 500 Index.

Strategic Positioning

The Fund's biggest successes in 1997 were our finance and REIT stocks. For the 12 months ended November 30, 1997, our selections outperformed the financial and REIT components of the Russell 2000 Index.
        We selected several companies with strong balance sheets that were acquired or otherwise involved in mergers. These included Union Planters Corp., a Tennessee banking company, and Starwood Lodging Trust and Patriot American Hospitality, two REITs that operate hotel chains. In our opinion, consolidation among financial firms and REITs is likely to continue in the year ahead, and we have positioned the Fund to benefit accordingly.
        Your Fund's largest holding as of year's end was Mesaba Airlines, a regional airline that operates Northwest Airlines' Airlink service and has been expanding in the Midwest. Mesaba and your Fund's freight transportation holdings performed well as business travel and shipping demand rose and jet fuel prices fell.

Past performance does not guarantee future results.

During fiscal 1997, your Fund provided higher returns with less price fluctuation than the overall stock market, as measured by unmanaged benchmarks of the small and large cap sectors.

Small Cap Value Fund's Performance
Amid Short-Term Market Volatility

Percentage Change in Net Asset Value
-----------------------------------------------------------------------------
November 30, 1996 to November 30, 1997

                 Sm Cap Value Fund           S & P 500           Russell 2000
-----------------------------------------------------------------------------
    11/96               0  %                   0  %                     0  %
    12/96              4.46%                 -1.98%                    2.57%
     1/97              7.83%                  4.14%                    4.60%
     2/97              7.78%                  4.96%                    2.07%
     3/97              6.23%                  0.65%                   -2.72%
     4/97              7.55%                  6.66%                   -2.48%
     5/97             16.18%                 13.15%                    8.40%
     6/97             22.47%                 18.21%                   13.00%
     7/97             28.90%                 27.62%                   18.28%
     8/97             30.18%                 20.47%                   20.94%
     9/97             39.30%                 27.07%                   29.77%
    10/97             35.29%                 22.83%                   24.01%
    11/97            +36.38%                +28.51%                  +23.16%

For fiscal 1997, your Fund provided higher returns with less price fluctuation than the overall stock market, as measured by unmanaged benchmarks of the small and large cap sectors.

for growth
of capital
    6

outlook

We're confident about our strong position in financial and REIT stocks, sectors that have historically done well during periods of economic growth and relatively low interest rates.

        In June, in the consumer area, our value discipline led us to purchase shares of King World Productions, the television syndicator whose programs include The Oprah Winfrey Show and Wheel of Fortune. Formerly a growth stock, the company's share price had suffered during the summer because of uncertainty about whether Winfrey would sign a new contract. When she did in September, investors looked at the company with a fresh face, and the stock rose more than 50% from our average purchase price.
        One of the few disappointments we had in 1997 was Heileg Myers Co., a furniture company that failed to meet our sales and earnings expectations. As of November 30, we had sold most of our position at a loss. This helped reduce the capital gain distribution the Fund made in December, reducing the potential income tax liability for shareholders investing outside of a tax-deferred program.
        In our letter to shareholders in May, we indicated that we expected to modestly increase your Fund's portfolio concentration by reducing the number of portfolio holdings to between 60 and 75 stocks. Given the stock market's increased volatility, strong positive cash flows into the Fund from new investors, and our desire to reduce risk, this goal proved unrealistic. We revised our target number of holdings to between 70 and 90 stocks, a number we feel we can efficiently monitor, yet which provides ample diversification.
        Generally, we let our value discipline dictate our sector positioning. However, we carefully monitor our weightings so the Fund does not become overweighted into any one area of the economy.

Outlook

During market corrections in April and October 1997, many investors turned to value stocks to help cushion portfolio volatility. With prices relative to earnings and other fundamental measures of value near historic highs, strong businesses whose stocks had temporarily fallen in price were highly prized. In our opinion, as long as inflation remains low and economic

(Photo of family on beach)

Results by Sector
Small Cap Value Fund vs. Russell 2000 Index
------------------------------------------------------------------------------
December 1, 1996, to November 30, 1997

Industry Group                  Small Cap Value Fund       Russell 2000 Index
------------------------------------------------------------------------------
Transportation                         +62.8%                    +33.2%
Consumer Services                      +57.5%                    +21.2%
Business Services                      +55.8%                    +16.1%
Technology                             +47.4%                    +11.5%
Financial Services                     +47.4%                    +42.0%
REITs                                  +42.8%                    +26.0%
Consumer Cyclicals*                    +32.7%                    +33.4%
Utilities                              +30.7%                    +24.7%
Energy                                 +23.9%                    +18.7%
Health Care                            +20.5%                    +16.1%
Basic Industry                         +11.9%                    +14.0%
------------------------------------------------------------------------------
Performance is based on prices of stock holdings and index components and does not include expenses. The eleven sectors shown here represent 96% of Small Cap Value Fund's equity holdings and 97% of the unmanaged Russell 2000 Index as of November 30, 1997. *Companies sensitive to changes in the economy. For complete Fund performance, see page 8.

                                                                      for growth
                                                                      of capital
                                                                           7

growth is maintained, savvy investors will use any small-cap market weakness in 1998 as a bargain-hunting opportunity.
        For the year ahead, we're confident about our strong position in financial and REIT stocks, sectors that have historically done well during periods of economic growth and relatively low interest rates. We have also modestly increased our position in consumer and industrial businesses that appear undervalued.
        In early December, an important gauge of future U.S. economic activity - the Conference Board's Index of Leading Economic Indicators - rose for the sixth month in a row. The Board, a business trade group, said it believes the economic expansion that began in 1991 will continue in 1998, marking its seventh anniversary this coming spring. Only two periods of prosperity since World War II have lasted so long, and this time, unlike the others, rising consumer prices are not a problem.
        That suggests to us that the Federal Reserve Board is unlikely to have to tighten monetary policy any time soon, and that many stocks will remain attractive compared to fixed-income securities. In our opinion, the small-cap value segment of the stock market remains a sensible way to diversify an equity portfolio, reduce risk and participate in the market's long-term capital appreciation potential.

Christopher B. Beck
Vice President and
Senior Portfolio Manager
December 8, 1997

(photo of keyboard)


Broad Sector Diversification
Small Cap Value Fund vs. Russell 2000 Index
--------------------------------------------------------------------------------
November 30, 1997
                                                  Allocation
                            Share of Fund's      Change From          Share of
Broad Sector                  Net Assets       November 30, 1996        Index
--------------------------------------------------------------------------------
Basic Industry                   7.9%                 -2%                6.6%
Business Services                4.4              No change              5.7
Capital Goods                    9.3                  -3                 5.5
Consumer Services               11.9                  -5                13.4
Energy                           5.3                  -3                 5.7
Financial Services              22.2                  +5                15.9
Health Care                      3.5                  -1                 9.8
Technology                       3.8                  -4                16.3
REITs                           13.4                  +4                 8.0
Utilities                        3.3              No change              4.5
Transportation                   5.5                  +1                 1.8
Cash                             7.0                  +2                 0
for growth
of capital
    8

Small Cap Value Fund's Ten-Year Performance
-----------------------------------------------------------------------------------------------
Growth of a $10,000 Investment
December 1, 1987 Through November 30, 1997

                                    Sm Cap Value              S & P 500      Russell 2000 Index
                                    ------------              ---------      ------------------
Nov. '87                             $ 9,520                   $10,000             $10,000
Nov. '88                             $12,907                   $12,333             $12,985
Nov. '89                             $17,398                   $16,136             $15,622
Nov. '90                             $14,643                   $15,577             $12,148
Nov. '91                             $21,028                   $18,745             $17,072
Nov. '92                             $25,861                   $22,208             $21,135
Nov. '93                             $30,669                   $24,450             $25,146
Nov. '94                             $29,817                   $24,707             $24,866
Nov. '95                             $35,896                   $33,843             $31,949
Nov. '96                             $42,743                   $43,272             $37,225
Nov. '97                             $58,322                   $55,485             $45,932

Small Cap Value Fund A Class --   $58,322
S & P                        --   $55,485
Russell 2000 Index           --   $45,932


Chart assumes $10,000 invested on June 24, 1987 and includes the effect of the 4.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

Small Cap Value Fund Performance
-------------------------------------------------------------------------------------------------------
Average Annual Return Through November 30, 1997

                                           Lifetime         Ten Years      Five Years        One Year
-------------------------------------------------------------------------------------------------------
Class A (Est.6/24/87)
    Excluding Sales Charge                  +16.61%          +19.87%         +17.65%          +36.38%
    Including Sales Charge                  +16.06%          +19.28%         +16.50%          +29.88%
-------------------------------------------------------------------------------------------------------
Class B (Est.9/6/94)
    Excluding Sales Charge                  +20.36%                                           +35.36%
    Including Sales Charge                  +19.74%                                           +31.36%
-------------------------------------------------------------------------------------------------------
Class C (Est.11/29/95)
    Excluding Sales Charge                  +27.14%                                           +35.40%
    Including Sales Charge                  +27.14%                                           +34.40%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent sales charges did not apply or the investment was not redeemed.

Class A shares have a front-end maximum sales charge of 4.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1%
contingent deferred sales charge applies.

The average annual total returns for the lifetime, 10-year, five-year and one-year periods ended
11/30/97 for Small Cap Value Fund's Institutional Class were +16.71%, +20.18%, +18.00% and +36.73%, respectively. The Institutional Class (Est. 11/9/92) is available without sales charge only to certain eligible institutional accounts. Performance prior to 11/9/92 is based on Class A performance, adjusted to eliminate the sale charges, but not the asset-based distribution charge.

                                                         for growth of capital 9

Financial Statements
Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Statement of Net Assets
November 30, 1997
---------------------------------------------------------------------------
                                             Number of       Market
                                              Shares          Value
                               --------------------------------------------
 COMMON STOCK - 91.76%
 Aerospace & Defense - 0.99%
 Thiokol .............................         40,300     $ 3,329,788
                                                          -----------
                                                            3,329,788
                                                          -----------
 Automobiles & Automotive Parts - 2.26%
 Arvin Industries ....................        122,400       4,222,800
 CLARCOR .............................        113,700       3,368,363
                                                          -----------
                                                            7,591,163
                                                          -----------
 Banking, Finance & Insurance - 20.57%
 CapMAC Holdings .....................        149,700       5,071,088
 CMAC Investment .....................         48,000       2,493,000
 Enhance Financial Services Group+....         94,800       5,296,950
 Everest Reinsurance Holdings ........        105,470       4,001,268
*Farm Family Holdings ................        119,200       3,531,300
*Financial Federal ...................        232,450       4,954,091
 Horace Mann Educators ...............         90,400       5,051,100
 Keystone Financial ..................         95,550       3,571,181
 NAC RE Group ........................         64,800       2,891,700
 North Fork Bancorporation+...........        140,700       4,273,763
 ONBANCorp ...........................         50,500       3,405,594
 PMI Group ...........................         77,400       5,031,000
 Penncorp Financial Group+............         71,700       2,424,356
 SCPIE Holdings ......................         61,500       1,714,313
 TIG Holdings ........................        126,000       4,055,625
 Titan Holdings ......................         70,204       1,483,059
 Union Planters ......................         88,100       5,440,175
 Westamerica Bancorporation+..........         46,900       4,303,075
                                                          -----------
                                                           68,992,638
                                                          -----------
 Buildings & Materials - 3.45%
 Chicago Bridge & Iron N.V ...........        184,900       2,981,513
 D.R.Horton ..........................        299,800       5,340,188
*Jacobs Engineering Group ............        123,700       3,270,319
                                                          -----------
                                                           11,592,020
                                                          -----------
 Cable, Media & Publishing - 1.80%
 Cadmus Communications ...............        117,600       2,513,700
*Devon Group .........................         86,500       3,535,688
                                                          -----------
                                                            6,049,388
                                                          -----------
 Chemicals - 4.17%
 A. Schulman .........................        138,200       3,109,500
 Ferro ...............................         79,000       3,026,688
 Lawter International ................        311,300       3,579,950
*Scotts+..............................        146,000       4,270,500
                                                          -----------
                                                           13,986,638
                                                          -----------
 Computers & Technology - 0.42%
*Hutchinson Technology+...............         59,300       1,412,081
                                                          -----------
                                                            1,412,081
                                                          -----------
-------------
Top 10 common stock holdings, representing 16.29% of net assets, are in boldface.

---------------------------------------------------------------------------
                                             Number of       Market
                                              Shares          Value
                               --------------------------------------------
 COMMON STOCK (Continued)
 Electronics & Electrical Equipment - 3.87%
*KEMET ...............................        167,600     $ 3,980,500
 Kuhlman .............................        169,100       5,971,344
*Read-Rite ...........................        158,700       3,030,178
                                                          -----------
                                                           12,982,022
                                                          -----------
 Energy - 5.26%
*Belco Oil & Gas+.....................        197,600       4,063,150
*Offshore Logistics+..................        131,400       3,013,988
*Pool Energy Services ................        146,300       3,776,369
*SEACOR SMIT+.........................         58,400       3,252,150
*Swift Energy ........................        162,090       3,525,458
                                                          -----------
                                                           17,631,115
                                                          -----------
 Food, Beverage & Tobacco - 3.14%
 DiMon ...............................        121,200       3,030,000
 Schweitzer-Mauduit International ....        141,200       5,012,600
 Universal Foods .....................         59,600       2,473,400
                                                          -----------
                                                           10,516,000
                                                          -----------
 Healthcare & Pharmaceuticals - 3.48%
*Lincare Holdings+....................         61,900       3,481,875
*Marquette Medical Systems ...........        155,000       3,506,875
*Trigon Healthcare ...................        182,200       4,668,875
                                                          -----------
                                                           11,657,625
                                                          -----------
 Industrial Machinery - 5.81%
 Columbus McKinnon ...................        149,600       3,478,200
*Global Industries Technology ........        158,800       2,838,550
 IDEX ................................        122,600       4,084,112
 Regal-Beloit ........................        127,700       3,471,844
 TriMas ..............................         94,700       2,935,700
 Watts Industries Class A ............        105,900       2,693,831
                                                          -----------
                                                           19,502,237
                                                          -----------
 Leisure, Lodging & Entertainment - 3.76%
*Hollywood Park+......................        160,800       3,105,450
 King World Productions+..............        104,900       5,703,938
 Viad ................................        199,600       3,804,875
                                                          -----------
                                                           12,614,263
                                                          -----------
 Paper & Forest Products - 3.59%
 Caraustar Industries ................         77,800       2,506,619
 Chesapeake+..........................         69,000       2,363,250
 Glatfelter (P.H.) ...................        193,500       3,700,688
 Rayonier ............................         71,100       3,475,013
                                                          -----------
                                                           12,045,570
                                                          -----------
 Real Estate - 13.40%
 AMB Property+........................         43,300         995,900
 Brandywine Realty Trust .............        179,700       4,346,494
 Cali Realty+.........................        115,300       4,575,969
 Chateau Communities+.................         93,307       2,845,864

10 for growth of capital

--------------------------------------------------------------------------------
                                                 Number of             Market
                                                  Shares                Value
                               -------------------------------------------------
COMMON STOCK (Continued)
 Real Estate (Continued)
 Duke Realty Investments ..............            140,100           $ 3,222,300
 Excel Realty Trust ...................            131,600             4,013,800
 Pan Pacific Retail Properties ........            203,200             4,165,600
 Patriot American Hospitality+.........            189,803             5,931,345
 Prentiss Properties Trust ............            151,200             3,912,300
 Public Storage+.......................            112,100             3,096,763
 Reckson Associates Realty ............            168,400             4,473,125
 Starwood Lodging Trust ...............             62,500             3,351,563
                                                                    ------------
                                                                      44,931,023
                                                                    ------------
Retail - 2.78%
*BJ's Wholesale Club ..................            121,200             3,529,950
 Heilig-Meyers+........................             58,700               759,431
*Homebase+.............................            116,300               974,013
*Sports Authority .....................            206,200             4,046,675
                                                                    ------------
                                                                       9,310,069
                                                                    ------------
 Textiles, Apparel & Furniture - 3.79%
 Kellwood .............................            128,400             4,405,725
*Quaker Fabric+........................            182,500             3,615,781
*Synthetic Industries .................            167,600             4,692,800
                                                                    ------------
                                                                      12,714,306
                                                                    ------------
 Transportation & Shipping - 5.49%
 Airborne Freight .....................             50,100             3,190,744
*Mesaba Holdings ......................            308,200             6,780,400
*M.S. Carriers ........................            141,000             3,401,625
 USFreightways ........................            164,300             5,047,091
                                                                    ------------
                                                                      18,419,860
                                                                    ------------
 Utilities - 3.25%
 American Water Works+.................            201,700             5,786,269
 Public Service Company of New Mexico+.            112,100             2,291,044
 Sierra Pacific Resources+.............             82,900             2,808,238
                                                                    ------------
                                                                      10,885,551
                                                                    ------------
 Miscellaneous - 0.48%
*Rural/Metro+..........................             47,500             1,620,938
                                                                    ------------
                                                                       1,620,938
                                                                    ------------
 Total Common Stock (cost $220,188,652)                              307,784,295
                                                                    ------------
                                                Principal
                                                  Amount
 REPURCHASE AGREEMENTS - 6.99%
 With Chase Manhattan 5.68% 12/1/97
  (dated 11/28/97, collateralized by
  $7,795,000 U.S. Treasury Notes 8.25% due
  7/15/98, market value $8,154,949) ...         $7,987,000             7,987,000
 With J.P. Morgan Securities 5.70% 12/1/97
  (dated 11/28/97, collateralized by
  $4,896,000 U.S.Treasury Notes 5.125% due
  2/28/98, market value $4,953,590 and
  $2,936,000 U.S. Treasury Notes 5.125% due
  4/30/98, market value $2,942,168) ...          7,735,000             7,735,000

                                                Principal              Market
                                                  Amount               Value
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.68% 12/1/97
 (dated 11/28/97, collateralized by
 $7,674,000 U.S. Treasury Notes 6.25% due
 6/30/98, market value $7,899,636) ...         $7,735,000          $  7,735,000
                                                                   ------------
Total Repurchase Agreements
 (cost $23,457,000)                                                  23,457,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES - 98.75%
 (cost $243,645,652) ............................................  $331,241,295
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 1.25% .........     4,182,612
                                                                   ------------
NET ASSETS APPLICABLE TO 11,277,532
 SHARES ($0.01 PAR VALUE) OUTSTANDING - 100.00% .................  $335,423,907
                                                                   ============
NET ASSET VALUE - SMALL CAP VALUE FUND A CLASS
 ($268,266,109 / 9,006,178 shares) ..............................        $29.79
                                                                         ======
NET ASSET VALUE - SMALL CAP VALUE FUND B CLASS
 ($39,732,713 / 1,348,488 shares) ...............................        $29.46
                                                                         ======
NET ASSET VALUE - SMALL CAP VALUE FUND C CLASS
 ($12,547,494 / 426,136 shares) .................................        $29.44
                                                                         ======
NET ASSET VALUE - SMALL CAP VALUE FUND INSTITUTIONAL CLASS
 ($14,877,591 / 496,730 shares) .................................        $29.95
                                                                         ======
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1997:
Common Stock, $0.01 par value, 500,000,000 shares
 authorized to the Fund with 150,000,000 shares allocated
 to Small Cap Value Fund A Class, 100,000,000 shares allocated to
 Small Cap Value Fund B Class, 50,000,000 shares allocated to
 Small Cap Value Fund C Class and 50,000,000 shares allocated to
 Small Cap Value Fund Institutional Class .......................  $222,620,598
 Undistributed net investment income ............................     1,119,661
 Accumulated net realized gain on investments ...................    24,090,528
 Net unrealized appreciation of investments
  and foreign currencies ........................................    87,593,120
                                                                   ------------
 Total Net Assets ...............................................  $335,423,907
                                                                   ============
------------
*Non-income producing security.
+Security is partially or fully on loan.

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
  SMALL CAP VALUE FUND A CLASS
 Net asset value A Class (A) ..........................................  $29.79
 Sales Charge (4.75% of offering price or 5.00%, of the amount invested
  per share) (B) ......................................................    1.49
                                                                         ------
 Offering price .......................................................  $31.28
                                                                         ======
------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                             See accompanying notes
                                                        for growth of capital 11

Delaware Group Equity Funds V, Inc.-
Small Cap Value Fund
Statement oF Operations
For the Year Ended November 30, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ..........................................  $ 1,164,249
Dividends .........................................    3,956,731    $ 5,120,980
                                                     -----------
EXPENSES:
Management fees ...................................    2,012,899
Distribution expense ..............................      940,968
Dividend disbursing and transfer agent fees
 and expenses .....................................      597,398
Accounting fees and salaries ......................      136,464
Reports and statements to shareholders ............       86,481
Registration fees .................................       46,476
Professional fees .................................       25,860
Directors' fees ...................................        8,862
Taxes (other than taxes on income) ................        8,323
Custodian fees ....................................        4,705
Other .............................................       46,103      3,914,539
                                                     -----------    -----------
NET INVESTMENT INCOME .............................                   1,206,441
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENT TRANSACTIONS AND FOREIGN CURRENCIES:
Net realized gain on investment transactions ......                  24,175,591
Net change in unrealized appreciation of
 investments and foreign currencies ...............                  55,330,834
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENT TRANSACTIONS AND FOREIGN CURRENCIES:                  79,506,425
                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ..................................                 $80,712,866
                                                                    ===========
                             See accompanying notes

Delaware Group Equity Funds V, Inc.-
Small Cap Value Fund
Statement of Changes in Net Assets

---------------------------------------------------------------------------------------
                                                                   Year Ended
                                                          11/30/97           11/30/96
                                                       --------------------------------
INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS:
Net investment income ............................     $   1,206,441      $   1,017,699
Net realized gain on investment transactions
 and foreign currencies ..........................        24,175,591         34,101,818
Net change in unrealized appreciation of
 investments and foreign currencies ..............        55,330,834          1,003,831
                                                       -------------      -------------
Net increase in net assets resulting from
 operations ......................................        80,712,866         36,123,348
                                                       -------------      -------------
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Small Cap Value Fund A Class ....................        (1,008,137)        (1,863,298)
 Small Cap Value Fund B Class ....................              --              (25,338)
 Small Cap Value Fund C Class ....................              --                  (67)
 Small Cap Value Fund Institutional Class ........          (125,855)           (98,850)

Net realized gain on investment transactions:
 Small Cap Value Fund A Class ....................       (29,123,966)        (6,909,728)
 Small Cap Value Fund B Class ....................        (1,956,018)          (237,377)
 Small Cap Value Fund C Class ....................          (557,182)              (214)
 Small Cap Value Fund Institutional Class ........        (2,394,311)          (293,254)
                                                       -------------      -------------
                                                         (35,165,469)        (9,428,126)
                                                       -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Small Cap Value Fund A Class ....................       105,481,776         30,362,508
 Small Cap Value Fund B Class ....................        24,023,390          7,098,090
 Small Cap Value Fund C Class ....................         8,692,513          3,631,712
 Small Cap Value Fund Institutional Class ........         7,836,675         14,113,802
Net asset value of shares issued upon reinvestment
 of dividends from net investment income and
 net realized gain on investment transactions:
 Small Cap Value Fund A Class ....................        28,758,320          8,292,572
 Small Cap Value Fund B Class ....................         1,884,985            252,413
 Small Cap Value Fund C Class ....................           536,064                282
 Small Cap Value Fund Institutional Class ........         2,518,772            392,342
                                                       -------------      -------------
                                                         179,732,495         64,143,721
                                                       -------------      -------------
Cost of shares repurchased:
 Small Cap Value Fund A Class ....................       (96,745,306)       (46,585,878)
 Small Cap Value Fund B Class ....................        (2,525,867)        (1,736,866)
 Small Cap Value Fund C Class ....................        (1,235,880)          (564,409)
 Small Cap Value Fund Institutional Class ........       (14,109,396)        (7,288,901)
                                                       -------------      -------------
                                                        (114,616,449)       (56,176,054)
                                                       -------------      -------------
Increase in net assets derived from capital
 share transactions ..............................        65,116,046          7,967,667
                                                       -------------      -------------
NET INCREASE IN NET ASSETS .......................       110,663,443         34,662,889

NET ASSETS:
Beginning of year ................................       224,760,464        190,097,575
                                                       -------------      -------------
End of year ......................................     $ 335,423,907      $ 224,760,464
                                                       =============      =============
                                See accompanying notes

12 for growth of capital

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:
                                                                        Small Cap Value Fund A Class
                                                                                Year Ended
                                                            ----------------------------------------------------
                                                            11/30/97   11/30/96   11/30/95   11/30/94   11/30/93
Net asset value, beginning of period .......................$ 25.780   $ 22.760   $ 19.320   $ 20.070   $ 17.750

Income from investment operations:
    Net investment income(1)................................   0.131      0.122      0.253      0.142      0.033
    Net realized and unrealized gain (loss)
       on investment transactions and foreign currencies ...   7.914      4.028      3.597     (0.687)     3.147
                                                            --------   --------   --------   --------   --------
    Total from investment operations .......................   8.045      4.150      3.850     (0.545)     3.180
                                                            --------   --------   --------   --------   --------
Less dividends and distributions:
    Dividends from net investment income ...................  (0.135)    (0.240)    (0.160)    (0.035)    (0.040)
    Distributions from net realized gain on
       investment transactions .............................  (3.900)    (0.890)    (0.250)    (0.170)    (0.820)
                                                            --------   --------   --------   --------   --------
    Total dividends and distributions ......................  (4.035)    (1.130)    (0.410)    (0.205)    (0.860)
                                                            --------   --------   --------   --------   --------
Net asset value, end of period .............................$ 29.790   $ 25.780   $ 22.760   $ 19.320   $ 20.070
                                                            ========   ========   ========   ========   ========

Total Return(2) ............................................   36.38%     19.08%    20.39%      (2.78%)    18.59%

Ratios and supplemental data:
    Net assets, end of period (000 omitted) ................$268,266   $192,297   $177,011   $179,498   $151,384
    Ratio of expenses to average net assets ................    1.39%      1.45%      1.48%      1.46%      1.64%
    Ratio of net investment income to average net assets ...    0.51%      0.51%      1.18%      0.75%      0.25%
    Portfolio turnover .....................................      53%        87%        65%        14%        32%
    Average commission rate paid(3) ........................$ 0.0599   $ 0.0600        N/A        N/A        N/A
-----------
(1)  Per share information for the years ended November 30, 1996, and 1997 was based on the average shares outstanding method.
(2)  Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
(3)  Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes
                                                        for growth of capital 13

-------------------------------------------------------------------------------

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                    Small Cap Value Fund B Class             Small Cap Value Fund C Class
                                               ---------------------------------------   -----------------------------------
                                                                              Period
                                                 Year      Year      Year    9/6/94(4)      Year     Year     11/29/95(5)
                                                Ended     Ended      Ended      to         Ended     Ended        to
                                               11/30/97  11/30/96   11/30/95 11/30/94     11/30/97  11/30/96    11/30/95
Net asset value, beginning of period. . . . .  $25.570   $22.590    $19.300  $20.280      $25.550   $22.760    $22.510

Income from investment operations:
  Net investment income (loss)(1). . . . . . .  (0.042)   (0.041)     0.141    0.011       (0.033)   (0.043)      --
  Net realized and unrealized gain (loss) on
    investment transactions and foreign
    currencies . . . . . . . . . . . . . . . .   7.832     4.006      3.549   (0.991)       7.823     4.003      0.250
                                               -------   -------    -------  -------      -------   -------    -------
        Total from investment operations . . .   7.790     3.965      3.690   (0.980)       7.790     3.960      0.250
                                               -------   -------    -------  -------      -------   -------    -------
Less dividends and distributions:
  Dividends from net investment income . . . .    --      (0.095)    (0.150)    --            --     (0.280)      --
  Distributions from net realized gain on
    investment transactions. . . . . . . . . .  (3.900)   (0.890)    (0.250)    --         (3.900)   (0.890)      --
                                               -------   -------    -------  -------      -------   -------    -------
  Total dividends and distributions. . . . . .  (3.900)   (0.985)    (0.400)    --         (3.900)   (1.170)      --
                                               -------   -------    -------  -------      -------   -------    -------
Net asset value, end of period . . . . . . . . $29.460   $25.570     22.590   19.300      $29.440   $25.550    $22.760
                                               =======   =======    =======  =======      =======   =======    =======
Total Return(2). . . . . . . . . . . . . . . .   35.36%    18.26%     19.55%   (4.83%)      35.40%    18.23%         6

Ratios and supplemental data:
  Net assets, end of period (000 omitted). . . $39,733   $12,730     $5,788   $1,455      $12,547    $3,360         $5
  Ratio of expenses to average net assets  . .    2.09%     2.15%      2.18%    2.16%        2.09%     2.15%         6
  Ratio of net investment income (loss)
    to average net assets  . . . . . . . . . .   (0.19%)   (0.19%)     0.48%    0.05%       (0.19%)   (0.19%)        6
  Portfolio turnover . . . . . . . . . . . . .      53%       87%        65%      14%          53%       87%         6
  Average commission rate paid(3). . . . . . . $0.0599   $0.0600        N/A      N/A      $0.0599   $0.0600        N/A
__________________
(1) Per share information for the years ended November 30, 1996 and 1997 was based on the average shares outstanding method.
(2) Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.
(3) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.
(4) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(5) Date of initial public offering.
(6) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                             See accompanying notes

14 for growth of capital

-------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Small Cap Value Fund Institutional Class
                                                            ----------------------------------------------------
                                                                                 Year Ended
                                                            11/30/97   11/30/96   11/30/95   11/30/94   11/30/93
Net asset value, beginning of period . . . . . . . . . .     $25.910   $22.860     $19.400    $20.140    $17.750

Income from investment operations:
  Net investment income(1) . . . . . . . . . . . . . . .       0.209     0.193       0.297      0.195      0.092
  Net realized and unrealized gain (loss) on investment
    transactions and foreign currencies. . . . . . . . .       7.936     4.047       3.628     (0.685)     3.158
                                                               -----     -----       -----     ------      -----
  Total from investment operations . . . . . . . . . . .       8.145     4.240       3.925     (0.490)     3.250
                                                               -----     -----       -----     ------      -----
Less dividends and distributions:
  Dividends from net investment income . . . . . . . . .      (0.205)   (0.300)     (0.215)    (0.080)    (0.040)
  Distributions from net realized gain on security
    transactions . . . . . . . . . . . . . . . . . . . .      (3.900)   (0.890)     (0.250)    (0.170)    (0.820)
                                                              ------    ------      ------     ------     ------
  Total dividends and distributions. . . . . . . . . . .      (4.105)   (1.190)     (0.465)    (0.250)    (0.860)
                                                              ------    ------      ------     ------     ------
Net asset value, end of period . . . . . . . . . . . . .     $29.950   $25.910     $22.860    $19.400    $20.140
                                                             =======   =======     =======    =======    =======
Total Return . . . . . . . . . . . . . . . . . . . . . .       36.73%    19.45%      20.76%     (2.51%)    19.00%

Ratios and supplemental data:
  Net assets, end of period (000 omitted). . . . . . . .     $14,878   $16,373      $7,294     $6,385    $ 5,476
  Ratio of expenses to average net assets. . . . . . . .        1.09%     1.15%       1.18%      1.16%      1.34%
  Ratio of net investment income to average net assets .        0.81%     0.81%       1.48%      1.05%      0.55%
  Portfolio turnover . . . . . . . . . . . . . . . . . .          53%       87%         65%        14%        32%
  Average commission rate paid(2). . . . . . . . . . . .     $0.0599   $0.0600         N/A        N/A        N/A
---------
(1) Per share information for the years ended November 30, 1996, and 1997 was based on the average shares outstanding method.
(2) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

                             See accompanying notes
                                                        for growth of capital 15

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Notes to Financial Statements
November 30, 1997
--------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc. - Small Cap Value Fund (the "Fund"), formerly known as Delaware Group Value Fund, Inc., is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Small Cap Value Fund A Class carries a front-end sales charge of 4.75%. The Small Cap Value Fund B Class carries a back-end deferred sales charge. The Small Cap Value Fund C Class carries a level load deferred sales charge and the Small Cap Value Institutional
Class has no sales charge. The Fund's objective is to seek capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.


Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% of the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At November 30, 1997, the Fund had a liability for investment management fees and other expenses payable to DMC of $147,008.

The Fund has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment Retirement Services, Inc. (DIRSI), affiliates of DMC, to provide dividend disbursing and transfer agent services. The Fund has also engaged DSC to provide accounting services. For the year ended November 30, 1997, the Fund expensed $597,398 for dividend disbursing and transfer agent services and $93,654 for accounting services. At November 30, 1997, the Fund had a liability for such fees and other expenses payable to DSC and DIRSI of $50,576.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended November 30, 1997, DDLP earned $132,826 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1997, the Fund made purchases of $148,104,134 and sales of $132,770,424 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $243,645,652.

At November 30, 1997, net unrealized appreciation for federal income tax purposes aggregated $87,595,643 of which $90,448,555 related to unrealized appreciation of securities and $2,852,912 related to unrealized depreciation of securities.

16 for growth of capital

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                     Year Ended      Year Ended
                                                      11/30/97        11/30/96
                                                     ----------      ----------
Shares sold:
  Small Cap Value Fund A Class .................      3,803,359       1,300,538
  Small Cap Value Fund B Class .................        863,518         304,900
  Small Cap Value Fund C Class .................        319,094         154,695
  Small Cap Value Fund Institutional Class .....        300,180         607,791

Shares issued upon reinvestment of
  dividends from net investment income
  and net realized gains on investment
  transactions:
  Small Cap Value Fund A Class .................      1,284,427         376,091
  Small Cap Value Fund B Class .................         84,528          11,473
  Small Cap Value Fund C Class .................         24,071              13
  Small Cap Value Fund Institutional Class .....        112,195          17,762
                                                      ---------      ----------
                                                      6,791,372       2,773,263
                                                      ---------      ----------

Shares repurchased:
  Small Cap Value Fund A Class .................     (3,540,085)     (1,994,881)
  Small Cap Value Fund B Class .................        (97,467)        (74,607)
  Small Cap Value Fund C Class .................        (48,531)        (23,427)
  Small Cap Value Fund Institutional Class .....       (547,644)       (312,634)
                                                     ----------      ----------
                                                     (4,233,727)     (2,405,549)
                                                     ----------      ----------
Net Increase ...................................      2,557,645         367,714
                                                     ==========      ==========
5. Lines of Credit
The Fund has a committed line of credit for $8,200,000. No amount was outstanding at November 30, 1997, or at any time during the fiscal year.

6. Credit and Market Risks
The Fund may invest up to 10% of its total net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Securities Lending
Securities on loan are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such colla teral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at November 30, 1997 was $39,689,526 and $40,575,400, respectively.

8. Subsequent Event
The Fund declared distributions of $2.10 per share for all classes from net realized gain on investment transactions and $0.14 and $0.22 per share for Small Cap Value Fund A Class and Small Cap Value Fund Institutional Class, respectively, from net investment income, payable on December 30, 1997 to shareholders of record December 19, 1997. The ex-dividend date was December 22, 1997.

Delaware Group Equity Funds V, Inc. -
Small Cap Value Fund
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Delaware Group Equity Funds V, Inc. - Small Cap Value Fund

We have audited the accompanying statement of net assets of Delaware Group Equity Funds V, Inc. - Small Cap Value Fund as of November 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by corres pondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Equity Funds V, Inc. - Small Cap Value Fund at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Philadelphia, Pennsylvania
January 5, 1998

This annual report is for the information of Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Small Cap Value Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

Wayne A. Stork
Chairman
Delaware Group of Funds
Philadelphia, PA

Jeffrey J. Nick
President and Chief Executive Officer
Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
City Councilman
Philadelphia, PA

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

David K. Downes
Executive Vice President, Chief Financial Officer and Chief Operating Officer Delaware Group of Funds
Philadelphia, PA

George M. Chamberlain, Jr.
Senior Vice President, Secretary
and General Counsel
Delaware Group of Funds
Philadelphia, PA

Bruce D. Barton
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

(photo of globes)
directors
& officers

Investment Manager
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

(photo of globes)


This report must be preceded or accompanied by a current Small Cap Value Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

DELAWARE
GROUP
--------
Philadelphia o London

Printed in the USA
on recycled paper

(410)
AR-021(11/97)TKO1/98

(C)Delaware Distributors, L.P.